EXHIBIT 10.36
                                  -------------

                                ESCROW AGREEMENT
                                ----------------

         THIS ESCROW AGREEMENT (this "AGREEMENT") is made and entered into as of June 14, 2001, by CELERITY SYSTEMS, INC., a Delaware corporation (the
"COMPANY"); CORNELL CAPITAL PARTNERS, L.P., a limited partnership (the "INVESTOR"); and MEIR LEVIN, ESQ., ATTORNEY AT LAW, as Escrow Agent hereunder ("ESCROW AGENT").


                                 I. BACKGROUND

         WHEREAS, the Company and the Investor have entered into an Equity Line of Credit Agreement (the "EQUITY LINE OF CREDIT AGREEMENT"), dated as of the date hereof, pursuant to which the Company proposes to sell the Company's Common Stock, $0.001 par value per share (the "COMMON STOCK"), at a price per share equal to the Purchase Price, as that term is defined in the Equity Line of Credit Agreement, for an aggregate price of up to $10,000,000. The Equity Line of Credit Agreement provides that on each Advance Date the Investor shall deposit the Advance pursuant to the Advance Notice in a segregated escrow account to be held by Escrow Agent and the Company shall deposit shares of the Company's Common Stock, which shall be purchased by the Investor as set forth in the Equity Line of Credit Agreement, with Escrow Agent, in order to effectuate a disbursement to the Company of the Advance by the Escrow Agent and a disbursement to the Investor of the shares of the Company's Common Stock by Escrow Agent at a closing to be held as set forth in the Equity Line of Credit Agreement (the "CLOSING").

         WHEREAS, Escrow Agent has agreed to accept, hold, and disburse the funds deposited with it in accordance with the terms of this Agreement.

         WHEREAS, Escrow Agent has agreed to accept, hold, and disburse the shares of the Company's Common Stock which have been deposited with it in accordance with the terms of this Agreement.

         WHEREAS, in order to establish the escrow of funds and shares to effect the provisions of the Equity Line of Credit Agreement, the parties hereto have entered into this Agreement.

         NOW THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

         1. DEFINITIONS. The following terms shall have the following meanings when used herein:


             a. "ESCROW FUNDS" shall mean the Advance funds deposited with Escrow Agent pursuant to this Agreement.

             b. "JOINT WRITTEN DIRECTION" shall mean a written direction executed by the Investor and the Company directing Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking any action pursuant to this Agreement.

             c. "COMMON STOCK JOINT WRITTEN DIRECTION" shall mean a written direction executed by the Investor and the Company directing Escrow Agent to disburse all or a portion of the shares of the Company's Common Stock or to refrain from taking any action pursuant to this Agreement.

         2.  APPOINTMENT OF AND ACCEPTANCE BY ESCROW.

             a. The Investor and the Company hereby appoint Escrow Agent to serve as Escrow Agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with
Section 3 below, agrees to hold, invest and disburse the Escrow Funds in accordance with this Agreement.

             b. The Investor and the Company hereby appoint Escrow Agent to serve as the holder of the shares of the Company's Common Stock which shall be purchased by the Investor. Escrow Agent hereby accepts such appointment and, upon receipt via D.W.A.C of the shares of the Company's Common Stock in accordance with Section 3 below, agrees to hold and disburse the shares of the Company's Common Stock in accordance with this Agreement.

         3.  CREATION OF ESCROW ACCOUNT/COMMON STOCK ACCOUNT.

             a. On or prior to the date of this Agreement Escrow Agent shall establish an escrow account for the deposit of the Escrow Funds entitled as follows: Celerity Systems Inc./Cornell Capital Partners L.P. The Investor shall wire funds to the account of the Escrow Agent as follows:

Bank:                                     Chase Manhattan
Routing #:                                021000021
Account #:                                217502106765
Name on Account:                          Meir Levin, Esquire, Escrow Client
                                          Funds Management
Name on Sub-Account:                      Celerity Systems, Inc.
Reference Sub-Account #:                  217618277065
Attn:                                     John Taormina (212) 552 3898

Note:                                     Only wire transfers shall be accepted.

             b. On or prior to the date of this Agreement Escrow Agent shall establish an account for the D.W.A.C. of the shares of Common Stock entitled as follows: Celerity Systems, Inc. The Company will D.W.A.C. shares of the Company's Common Stock to the account of Escrow Agent as follows:

Brokerage Firm:                              ______________________________
Clearing Firm:                               ______________________________
Account #:                                   ______________________________
DTC #:                                       ______________________________
Name on Account:                             ______________________________

         4. DEPOSITS INTO THE ESCROW ACCOUNT. The Investor agrees that it shall promptly deliver all monies for the payment of the Common Stock to Escrow Agent for deposit in the Escrow Account.

         5. DISBURSEMENTS FROM THE ESCROW ACCOUNT. At such time as Escrow Agent has collected and deposited instruments of payment in the total amount of the Advance and Escrow Agent has received such Common Stock via D.W.A.C from the Company which are to be issued to the Investor pursuant to the Equity Line of Credit Agreement, Escrow Agent shall notify the Company and the Investor. Escrow Agent will continue to hold such funds until the Investor and Company execute and deliver a Joint Written Direction directing Escrow Agent to disburse the Escrow Funds pursuant to such Joint Written Direction at which time Escrow Agent shall wire the Escrow Funds to the Company. In disbursing such funds, Escrow Agent is authorized to rely upon such Joint Written Direction from the Company and the Investor and may accept any signatory from the Company listed on the signature page to this Agreement and any signature from the Investor that Escrow Agent already has on file. Simultaneous with delivery of the executed Joint Written Direction to Escrow Agent, the Investor and Company shall execute and deliver a Common Stock Joint Written Direction to Escrow Agent directing Escrow Agent to release via D.W.A.C to the Investor the shares of the Company's Common Stock. In releasing such shares of Common Stock Escrow Agent is authorized to rely upon such Common Stock Joint Written Direction from the Company and the Investor and may accept any signatory from the Company listed on the signature page to this Agreement and any signature from the Investor that Escrow Agent has on file.

         In the event Escrow Agent does not receive the amount of the Advance from the Investor, Escrow Agent shall notify the Company and the Investor. In the event Escrow Agent does not receive the shares of Common Stock to be purchased by the Investor Escrow Agent shall notify the Company and the Investor.

         In the event that Escrow Agent has not received the Common Stock from the Company, in no event will the Escrow Funds be released to the Company until such shares are received by Escrow Agent. For purposes of this Agreement, the term "COMMON STOCK CERTIFICATES" shall mean Common Stock certificates to be purchased pursuant to the respective Advance Notice pursuant to the Equity Line of Credit Agreement.

         6. COLLECTION PROCEDURE. Escrow Agent is hereby authorized to forward each wire for collection and, upon collection of the proceeds of each wire, deposit the collected proceeds in the Escrow Account. Any wires returned unpaid to Escrow Agent shall be returned to the Investor. In such cases, Escrow Agent will promptly notify the Company of such return.

         7.  SUSPENSION OF PERFORMANCE: DISBURSEMENT INTO COURT.

             a. ESCROW AGENT. If at any time there shall exist any dispute between the Company and the Investor with respect to holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if the parties have not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 9 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

                 i.  suspend  the   performance   of  any  of  its   obligations
(including,   without  limitation,  any  disbursement  obligations)  under  this
Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall be appointed (as the case may be); provided, however, Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 8 hereof; and/or

                 ii. petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all funds held by it in the Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with performance of its duties and the exercise of its rights hereunder.

                 iii. Escrow Agent shall have no liability to the Company, the Investor, or any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in with respect to any other action required or requested of Escrow Agent.

             b. COMMON STOCK. If at any time there shall exist any dispute between the Company and the Investor with respect to holding or disposition of any portion of the shares of Common Stock or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the shares of Common Stock or Escrow Agent's proper actions with respect to its obligations hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

                 i.  suspend  the   performance   of  any  of  its   obligations
(including,   without  limitation,  any  disbursement  obligations)  under  this
Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor shall be appointed (as the case may be); and/or

                 ii. petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all shares of the Company's Common Stock funds held by it, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with performance of its duties and the exercise of its rights hereunder.

                 iii. Escrow Agent shall have no liability to the Company, the Investor, or any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the release of shares of the Company's Common Stock or any delay in with respect to any other action required or requested of the Escrow Agent.

         8. INVESTMENT OF ESCROW FUNDS. Escrow Agent shall deposit the Escrow Funds in a non-interest bearing money market account.

         If Escrow Agent has not received a Joint Written Direction at any time that an investment decision must be made, Escrow Agent shall invest the Escrow Fund, or such portion thereof, as to which no Joint Written Direction has been received, in investments described above. The foregoing investments shall be made by Escrow Agent. Notwithstanding anything to the contrary contained herein, Escrow Agent may, without notice to the parties, sell or liquidate any of the foregoing investments at any time if the proceeds thereof are required for any release of funds permitted or required hereunder, and Escrow Agent shall not be liable or responsible for any loss, cost or penalty resulting from any such sale or liquidation. With respect to any funds received by Escrow Agent for deposit into the Escrow Funds after ten o'clock, a.m., New Jersey time, Escrow Agent shall not be required to invest such funds or to effect such investment instruction until the next day upon which banks in New Jersey are open for business.

         9. RESIGNATION AND REMOVAL OF ESCROW AGENT. Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days' prior written notice to the parties or may be removed, with or without cause, by the parties, acting jointly, by furnishing a Joint Written Direction to Escrow Agent, at any time by the giving of ten (10) days' prior written notice to Escrow Agent as provided herein below. Upon any such notice of resignation or removal, the representatives of the Investor and the Company identified in Sections 13.a.iv. and 13.b.iv., below, jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $10,000,000.00. Upon the acceptance in writing of any appointment of

Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all funds held by it in the Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

         10. LIABILITY OF ESCROW AGENT.

             a. Notwithstanding any liability attributable to Escrow Agent as counsel to the Investor, Escrow Agent shall have no liability or obligation with respect to the Escrow Funds and/or the shares of the Company's Common Stock except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibilities shall be for the safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this Agreement, and for the safekeeping and release of the shares of the Company's Common Stock, Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice or any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and conform to the provisions of this Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, and consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, and for the safekeeping and release of the shares of the Company's Common Stock, any account in which Escrow Funds, and for the safekeeping and release of the shares of the Company's Common Stock, are deposited, this Agreement or the Equity Line of Credit Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in any event of any dispute or question as to construction of any of the provisions hereof or of any other agreement or its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel. The Company and the Investor jointly and severally shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

             b. Escrow Agent is hereby authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, and for the safekeeping and release of the shares of the Company's

Common Stock, without determination by Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds, and for the safekeeping and release of the shares of the Company's Common Stock, is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel selected by it, binding upon it, without the need for appeal or other action; and if Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

         11. INDEMNIFICATION OF ESCROW AGENT. From and at all times after the date of this Agreement, the parties jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "INDEMNIFIED PARTIES") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including, without limitation, reasonable attorney's fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, or proceeding (including any inquiry or investigation) by any person, including, without limitation, the parties to this Agreement, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Indemnified Party under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such Indemnified Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company and the Investor hereunder in writing, and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Investor and/or the Company shall be required to pay such fees and expense if (a) the Investor or the Company agree to pay such fees and expenses, or (b) the Investor and/or the Company shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the

Indemnified Party in any such action or proceeding, (c) the Investor and the Company is the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both the Indemnified Party and the Company and/or the Investor Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Investor. The Investor and the Company shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by the Company and/or the Investor pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the parties under this section shall survive any termination of this Agreement, and resignation or removal of Escrow Agent shall be independent of any obligation of Escrow Agent.

         12. EXPENSES OF ESCROW AGENT. Except as set forth in Section 11 the Company shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the compensation and reimbursement obligations set forth in this section shall be payable by the Company, upon demand by Escrow Agent. The obligations of the Company under this section shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

         13. WARRANTIES.

             a. The Investor makes the following representations and warranties to Escrow Agent:

                 i. Investor has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.

                 ii. This Agreement has been duly approved by all necessary corporate action of the Investor, including any necessary shareholder approval, and has been executed by duly authorized officers of the Investor, enforceable in accordance with its terms.

                 iii. The execution, delivery, and performance by the Investor of this Agreement will not violate, conflict with, or cause a default under the certificate of incorporation or bylaws of the Investor, any applicable law or regulation, any court order or administrative ruling or degree to which the Investor is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

                 iv. Mark A. Angelo has been duly appointed to act as the representative of the Investor hereunder and has full power and authority to execute, deliver, and perform this Agreement, to execute and deliver any Joint Written Direction, to amend, modify, or waive any provision of this Agreement, and to take any and all other actions as the Investor's representative under this Agreement, all without further consent or direction form, or notice to, the Investor or any other party.

                 v. No party other than the parties hereto have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

                 vi. All of the representations and warranties of the Investor contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

             b. The Company makes the following representations and warranties to Escrow Agent:

                 i. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware , and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

                 ii. This Agreement has been duly approved by all necessary corporate action of the Company, including any necessary shareholder approval, and has been executed by duly authorized officers of the Company, enforceable in accordance with its terms.

                 iii. The execution, delivery, and performance by the Company of this Agreement is in accordance with the Equity Line of Credit Agreement and will not violate, conflict with, or cause a default under the certificate of incorporation or bylaws of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

                 iv. Kenneth D. Van Meter has been duly appointed to act as the representative of the Company hereunder and has full power and authority to execute, deliver, and perform this Escrow Agreement, to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Agreement and to take all other actions as the Company's representative under this Agreement, all without further consent or direction from, or notice to, the Company or any other party.

                 v. No party other than the parties hereto shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

                 vi. All of the representations and warranties of the Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

         14. CONSENT TO JURISDICTION AND VENUE. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the District of New Jersey shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the Superior Court Division of New Jersey, Chancery Division of Essex County shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept the service of process to vest personal jurisdiction over them in any of these courts.

         15. NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five
(5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day delivered to any overnight courier, or when transmitted by facsimile transmission and addressed to the party to be notified as follows:

If to Investment Adviser, to:    Cornell Capital Partners, L.P.
                                 c/o Yorkville Advisors, LLC
                                 521 Fifth Avenue - 17th Floor
                                 New York, NY 10175
                                 Attention: Mark A. Angelo
                                 Facsimile: (212) 775-8166

With a Copy to:                  Meir Levin Esq.
                                 521 Fifth Avenue, 17th Floor
                                 New York, New York  10175
                                 Facsimile: (718) 380-5731

If to Company, to:               Celerity Systems, Inc.
                                 122 Perimeter Park Drive
                                 Knoxville, Tennessee  37922
                                 Attention: Ken Van Meter, President and CEO
                                 Facsimile: (865) 539-3502

With copy to:                    Kirkpatrick & Lockhart
                                 201 South Biscayne Blvd.
                                 Suite 2000
                                 Miami, Florida  33131
                                 Attention: Clayton Parker, Esq.
                                 Facsimile: (305) 358-7095

If to the Escrow Agent, to:      Meir Levin Esq.
                                 521 Fifth Avenue, 17th Floor
                                 New York, New York  10175
                                 Facsimile: (718) 380-5731


Or to such other address as each party may designate for itself by like notice.

         16. AMENDMENTS OR WAIVER. This Agreement may be changed, waived, discharged or terminated only by a writing signed by the parties hereto. No delay or omission by any party in exercising any right with respect hereto shall operate as waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

         17. SEVERABILITY. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         18. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of New Jersey without giving effect to the conflict of laws principles thereof.

         19. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the parties relating to the holding, investment, and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of Escrow Agent with respect to the Escrow Funds.

         20. BINDING EFFECT. All of the terms of this Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Investor, the Company and/or Escrow Agent.

         21. EXECUTION OF COUNTERPARTS. This Agreement and any Joint Written Direction may be executed in counter parts, which when so executed shall constitute one and same agreement or direction.

         22. TERMINATION. Upon the first to occur of the disbursement of all amounts in the Escrow Funds pursuant to Joint Written Direction or the disbursement of all amounts in the Escrow Funds into court pursuant to Section 7 hereof, this Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Funds.

         IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year above set forth.

                             CELERITY SYSTEMS, INC.

                             By:______________________________
                             Name:____________________________
                             Title: Chief Executive Officer


                             CORNELL CAPITAL PARTNERS, L.P.

                             By: Yorkville Advisors, LLC
                             Its: General Partner


                                  By:_______________________________
                                  Name:  Mark A. Angelo
                                  Title: Fund Manger


                             _______________________________________
                             Meir Levin, Esq.